                                                                   Exhibit 10.24



                               THE ST. JOE COMPANY

                            2001 STOCK INCENTIVE PLAN

                     (AS ADOPTED EFFECTIVE AUGUST 21, 2001)

                                TABLE OF CONTENTS

ARTICLE 1. INTRODUCTION ...........................................................      1

ARTICLE 2. DEFINITIONS ............................................................      1

ARTICLE 3. ADMINISTRATION .........................................................      4
   3.1 Committee Composition ......................................................      4
   3.2 Committee Responsibilities and Authority ...................................      4

ARTICLE 4. SHARES AVAILABLE FOR GRANTS ............................................      5
   4.1 Basic Limitation ...........................................................      5
   4.2 Additional Shares ..........................................................      5

ARTICLES. ELIGIBILITY .............................................................      5
   5.1 Nonstatutory Stock Options, Stock Appreciation Rights and Restricted Shares.      5
   5.2 Incentive Stock Options ....................................................      5
   5.3 Prospective Employees ......................................................      5

ARTICLE 6. OPTIONS ................................................................      5
   6.1 Stock Option Agreement .....................................................      5
   6.2 Number of Shares ...........................................................      5
   6.3 Exercise Price .............................................................      6
   6.4 Exercisability and Term ....................................................      6
   6.5 Effect of Change in Control ................................................      6
   6.6 Modification or Assumption of Options ......................................      6
   6.7 Buyout Provisions, .........................................................      6

ARTICLE 7. PAYMENT FOR OPTION SHARES ..............................................      6
   7.1 General Rule ...............................................................      6
   7.2 Surrender of Stock .........................................................      7
   7.3 Exercise/Sale ..............................................................      7
   7.4 Exercise/Pledge ............................................................      7
   7.5. Promissory Note ...........................................................      7
   7.6 Other Forms of Payment .....................................................      7

ARTICLE 8. RESTRICTED SHARES ......................................................      7
   8.1 Time, Amount and Form of Awards ............................................      7
   8.2 Payment for Awards .........................................................      7
   8.3 Vesting Conditions .........................................................      7
   8.4 Voting and Dividend Rights .................................................      8

ARTICLE 9. STOCK APPRECIATION RIGHTS ..............................................      8

   9.1 Time, Amount and Form of Awards.............................................      8
   9.2 Rights to Receive...........................................................      8
   9.3 Conditions..................................................................      8
   9.4 Number of Stock Appreciation Rights.........................................      8
   9.5 Buyout Provisions...........................................................      9

ARTICLE 10. PROTECTION AGAINST DILUTION............................................      9
   10.1 Adjustments................................................................      9
   10.2 Dissolution or Liquidation.................................................      9
   10.3 Reorganization.............................................................      9

ARTICLE 11. LIMITATION ON RIGHTS...................................................     10
   11.1 Retention Rights...........................................................     10
   11.2 Stockholders' Rights.......................................................     10
   11.3 Regulatory Requirements....................................................     10
   11.4 Transfer...................................................................     10

ARTICLE 12. WITHHOLDING TAXES......................................................     10
   12.1 General....................................................................     10
   12.2 Share Withholding..........................................................     11

ARTICLE 13. FUTURE OF THE PLAN.....................................................     11
   13.1 Term of the Plan...........................................................     11
   13.2 Amendment or Termination...................................................     11

ARTICLE 14. EXECUTION..............................................................     11

SCHEDULE A ........................................................................     12

                               THE ST. JOE COMPANY

                            2001 STOCK INCENTIVE PLAN

      ARTICLE 1. INTRODUCTION.

            The Plan was adopted by the Board of Directors effective August 21, 2001. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees and Outside Directors to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees and Outside Directors with exceptional qualifications and (c) linking Employees and Outside Directors directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Options or Stock Appreciation Rights.

            The Plan shall be governed by, and construed in accordance with, the laws of the State of Florida (excluding their choice-of-law provisions).

            Actual awards of Restricted Shares, Options, or Stock Appreciation Rights under this Plan shall be made and documented in each case with a separate Stock Option Agreement, Stock Appreciation Rights Agreement or Restricted Stock Agreement, as set forth in this Plan. Each of these Stock Option Agreements and Restricted Stock Agreements may differ one from the other. The purpose of providing separate Stock Option Agreements, Stock Appreciation Rights Agreements and Restricted Stock Agreements is to allow the Compensation Committee the broadest possible flexibility in tailoring specific grants for specific individuals, consistent with this plan.

      ARTICLE 2. DEFINITIONS.

            2.1. "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

            2.2. "AWARD" means any award of an Option, Stock Appreciation Right or a Restricted Share under the Plan.

            2.3. "BASE VALUE" means the Fair Market Value of a Common Share underlying a Stock Appreciation Right, determined as of the date of grant.

            2.4. "BOARD" means the Company's Board of Directors, as constituted from time to time.

            2.5 "CAUSE" means gross negligence, misconduct, nonfeasance, material breach of employment agreement, conviction following final disposition of any available appeal of a felony, or pleading guilty or no contest to a felony.

            2.6 "CHANGE IN CONTROL" means that:

                  (a) 25% or more of the outstanding voting stock of the Company is acquired by any person or group other than the Alfred L. duPont Testamentary Trust and the Nemours Foundation, except that this Subsection (a) shall not apply as long as the Alfred I. duPont Testamentary Trust or the Nemours Foundation, or any combination of both, owns more voting stock than such person or group; or

                  (b) Stockholders of the Company other than the Alfred I, duPont Testamentary Trust and the Nemours Foundation vote in a contested election for directors of the Company and through exercise of their votes cause the replacement of 50% or more of the Company's directors (the mere change of 50% or more of the members of the Board does not cause a Change in Control unless it occurs as a result of a contested election); or

                  (c) The Company is a party to a merger or similar transaction as a result of which the Company's stockholders own 50% or less of the surviving entity's voting securities after such merger or similar transaction.

            No Change in Control occurs in any event as long as the combined ownership of the Alfred I. duPont Testamentary Trust and the Nemours Foundation exceeds 50% of the outstanding voting stock of the Company.

            A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

            If a Participant has a severance agreement or an employment agreement with the Company, the definition of change in control in that severance or employment agreement, if any, shall be the operative definition for the Plan for that Participant.

            2.7. "CODE" means the Internal Revenue Code of 1986, as amended.

            2.8. "COMMITTEE" means the Compensation Committee of the Board, as further described in Article 3.

            2.9. "COMMON SHARE" means one share of the common stock of the Company.

            2.10. "COMPANY" means The St. Joe Company, a Florida company.

            2.11. "EMPLOYEE" means a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate, or a leased employee (within the meaning of section 414(n) of the Code) of the Company, a Parent, a Subsidiary or an Affiliate.

            2.12. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            2.13. "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

            2.14. "FAIR MARKET VALUE" means the closing price of Common Shares, as stated in The New York Stock Exchange Composite Transactions Report and reported in The Wall Street Journal. If a closing price of Common Shares is not stated in The New York Stock Exchange Composite Transactions Report, the Fair Market Value of Common Shares shall be determined by the Committee in good faith on such basis as it deems appropriate. The determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

            2.15. "ISO" means an incentive stock option described in section 422(b) of the Code.

            2.16. "NSO" means a stock option not described in section 422 or 423 of the Code.

            2.17. "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

            2.18. "OPTIONEE" means an individual or estate who holds an Option.

            2.19. "OUTSIDE DIRECTOR" means a member of the Board who is not an Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan other than Section 5.2.

            2.20 "PARENT" means any company (other than the Company) in an unbroken chain of companies ending with the Company, if each of the companies other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain. A company that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

            2.21 "PARTICIPANT" means an individual or estate who holds an Award.

            2.22. "PLAN" means this The St. Joe Company 2001 Stock Incentive Plan, as amended from time to time.

            2.23. "RESTRICTED SHARE" means a Common Share awarded under the Plan.

            2.24. "STOCK APPRECIATION RIGHT" means a grant under the Plan which entitles a recipient to receive in cash an amount equal to the difference between the Fair Market Value of a Common Share on the date of grant and the Fair Market Value of a Common Share on the date the Stock Appreciation Right is exercised.

            2.25. "STOCK APPRECIATION RIGHTS AGREEMENT" means the agreement between the Company and a Participant that contains the terms, conditions and restrictions pertaining to his or her Stock Appreciation Right.

            2.26. "STOCK AWARD AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

            2.27. "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

            2.28. "SUBSIDIARY" means any company (other than the Company) in an unbroken chain of companies beginning with the Company, if each of the companies other than the last company in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain. A company that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

      ARTICLE 3. ADMINISTRATION.

            3.1. COMMITTEE COMPOSITION. The Plan shall be administered by the Committee. The Committee shall consist exclusively of two or more Outside Directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy:

                  (a) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and

                  (b) Such requirements as the Internal Revenue Service may establish for Outside Directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code.

            3.2. COMMITTEE RESPONSIBILITIES AND AUTHORITY. The Committee shall
(a) select the Employees and Outside Directors who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan and agreements entered into pursuant to the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons. The Committee has authority to grant Restricted Shares, Options, and Stock Appreciation Rights to Company Employees and Outside Directors.

      ARTICLE 4. SHARES AVAILABLE FOR GRANTS.

            4.1. BASIC LIMITATION. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. The aggregate number of Options, Restricted Shares and Stock Appreciation Rights awarded under the Plan shall not exceed 3,000,000. The limitations of this Section 4.1 shall be subject to adjustment pursuant to Article 10.

            4.2. ADDITIONAL SHARES. If Options or Stock Appreciation Rights are forfeited or terminate for any reason before being exercised or if Restricted Shares are forfeited or terminate for any reason before becoming vested, then the corresponding Common Shares shall again become available for the grant of Awards under the Plan.

      ARTICLE 5. ELIGIBILITY.

            5.1. NONSTATUTORY STOCK OPTIONS, STOCK APPRECIATION RIGHTS AND RESTRICTED SHARES. Only Employees and Outside Directors shall be eligible for the grant of NSOs, Stock Appreciation Rights and Restricted Shares.

            5.2. INCENTIVE STOCK OPTIONS. Only Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.

            5.3. PROSPECTIVE EMPLOYEES. For purposes of this Article 5, the term "Employee" shall include a prospective employee who accepts a written offer of employment from the Company, a Parent or a Subsidiary. If an Award is offered to a prospective employee, such Award shall be deemed "granted" for all purposes under the Plan (including, without limitation, Section 6.3) as of the date specified in the Stock Option Agreement, Stock Appreciation Rights Agreement, or Restricted Stock Agreement, but in no event shall the grant date be earlier than the later of the date his or her service as an Employee commences or the date when the Board approves the grant.

      ARTICLE 6. OPTIONS.

            6.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are consistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical.

            6.2. NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 10. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 500,000 Common Shares, except that Options granted to a new Employee in the fiscal year of the Company in which his or her service as an Employee first commences shall not cover more than 750,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 10.

            6.3. EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price. Except as provided for in Article 9.5, the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Common Share at the time the Option is granted.

            6.4. EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option provided, that the term of an Option shall in no event exceed 10 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. Without limiting the generality of the foregoing, a Stock Option Agreement may provide that vesting shall occur upon certain conditions including that the performance of the Company or a business unit of the Company (as determined by the Company's independent auditors) for a specified period of one or more years equal or exceed a target determined in advance by the Committee.

            63. EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that all or part of such Option shall become exercisable as to Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

            6.6. MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options or may accept the cancellation of outstanding Options (whether granted by the Company or by another issuer) in return for the grant of new Options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

            6.7. BUYOUT PROVISIONS. The Committee may at any time (a) offer to buyout for a payment in cash or cash equivalents an Option previously granted or
(b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

      ARTICLE 7. PAYMENT FOR OPTION SHARES.

            7.1. GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased. The Stock Option Agreement shall specify that payment may be made in cash and, if so determined by the Committee, in one or more of the form(s) described in this Article 7.

            7.2. SURRENDER OF STOCK. To the extent that this Section 7.2 is applicable, payment may be made with Common Shares which are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the most recent trading day before the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender Common Shares in payment of the Exercise Price if such surrender would cause the Company to recognize compensation expense with respect to the Option for financial reporting purposes.

            7.3. EXERCISE/SALE. To the extent that this Section 7.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

            7.4. EXERCISE/PLEDGE. To the extent that this Section 7.4 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to pledge Common Shares to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

            7.5 PROMISSORY NOTE. To the extent that this Section 7.5 is applicable, payment may be made with a full-recourse promissory note.

            7.6. OTHER FORMS OF PAYMENT. To the extent that this Section 7.6 is applicable, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

      ARTICLE 8. RESTRICTED SHARES.

            8.1. TIME, AMOUNT AND FORM OF AWARDS. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are consistent with the Plan. The provisions of the various Restricted Stock Agreements need not be identical.

            8.2. PAYMENT FOR AWARDS. To the extent that an Award is granted in the form of Restricted Shares, the Award recipient, as a condition to the grant of such Award, may be required to pay the Company in cash or cash equivalents an amount equal to the par value of such Restricted Shares.

            8.3. VESTING CONDITIONS. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company (as determined by the Company's independent auditors) for a specified period of one or more years equal or exceed a target determined in advance by the Committee. Such target shall be based on one or more of the criteria set forth in Schedule A. The Committee shall determine such target not later than the 90th day of such period. In no event shall the number of Restricted Shares which are subject to performance-based vesting conditions and which are granted to any Participant in a single calendar year exceed 500,000, subject to adjustment in accordance with
Article 10. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

            8.4. VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Stock Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

      ARTICLE 9. STOCK APPRECIATION RIGHTS.

            9.1. TIME, AMOUNT AND FORM OF AWARDS. Each Award of a Stock Appreciation Right under the Plan shall be evidenced by a Stock Appreciation Rights Agreement between the recipient and the Company. Such Award shall be subject to all applicable terms of the Plan and may be subject to any other terms that are consistent with the Plan. The provisions of the various Stock Appreciation Rights Agreements need not be identical.

            9.2. RIGHTS TO RECEIVE. An Award of a Stock Appreciation Right entitles the holder, upon exercise, to receive in cash an amount equal to the difference between the Base Value and the Fair Market Value of a Common Share on the date the Stock Appreciation Right is exercised. The Base Value will be determined by the Committee.

            9.3. CONDITIONS. Each Award of a Stock Appreciation Right may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Appreciation Rights Agreement. The Stock Appreciation Rights Agreement shall also specify the term of the Stock Appreciation Right, provided that the term of a Stock Appreciation right shall in no event exceed 10 years from the date of grant. A Stock Appreciation Rights Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Appreciation Rights or thereafter, that all or part of such Stock Appreciation Rights shall become vested in the event that a Change in Control occurs with respect to the Company.

            9.4. NUMBER OF STOCK APPRECIATION RIGHTS. The aggregate number of Stock Appreciation Rights awarded under the Plan to any Participant in a single calendar year shall not exceed 500,000, subject in each case to adjustment in accordance with Article 10.

            9.5. BUYOUT PROVISIONS. The Committee may at any time, at such terms and conditions as it determines, buyout a Stock Appreciation Right for a payment in Common Shares (which may or may not include Restricted Shares), Stock Options and cash for any fractional Common Share. The value of such combination of Stock Options, cash and Common Shares may not exceed the difference between the Base Value and Fair Market Value of a Common Share on the date of such buyout. The Committee may, at its discretion, use Options with an Exercise Price below Fair Market Value on date of grant to buyout Stock Appreciation Rights. If Options are used to buyout Stock Appreciation Rights, the Exercise Price of these Options will not be lower than the Exercise Price of the Stock Appreciation Rights that are being bought out. For purposes of this provision, the value of Stock Options will be determined by the Committee at its discretion.

      ARTICLE 10. PROTECTION AGAINST DILUTION.

            10.1. ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a stock split or reverse stock split, a spin-off or a similar occurrence, the Committee shall make such equitable adjustments as it, in its sole discretion, deems appropriate in one or more of (a) the number of Options, Restricted Shares and Stock Appreciation Rights available for future Awards under Article 4, (b) the limitations set forth in Sections 6.2, 8.3 and 9.4, (c) the number of Common Shares covered by each outstanding Award or (d) the Exercise Price under each outstanding Option and the Base Value under each outstanding Stock Appreciation Right. Except as provided in this Article 10, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

            10.2. DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Options and Stock Appreciation Rights until 10 days prior to such transaction as to some or all of the Common Shares covered thereby, including Common Shares as to which the Options and Stock Appreciation Rights would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or to any Restricted Shares shall lapse as to some or all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent not previously exercised, Awards shall terminate immediately prior to the consummation of such proposed action.

            10.3. REORGANIZATION. In the event that the Company is a party to a merger or other reorganization, outstanding Options, Restricted Shares and Stock Appreciation Rights shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the continuation of outstanding Awards by the Company (if the Company is a surviving Company), for their assumption by the surviving company or its parent or subsidiary, for the substitution by the surviving company or its parent or subsidiary of its own awards for such Awards, for accelerated vesting and accelerated expiration, or for settlement in cash or cash equivalents.

      ARTICLE 11. LIMITATION ON RIGHTS.

            11.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee or Outside Director. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Employee or Outside Director at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and bylaws and a written employment agreement (if any).

            11.2. STOCKHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Options or Stock Appreciation Rights prior to the time when a stock certificate for such Common Shares is issued or, in the case of an Option, the time when he or she becomes entitled to receive such Common Shares by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

            11.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

            11.4 TRANSFER. Except as expressly provided in the case of death, only the Participant may exercise any grants. During his or her lifetime, the Participant cannot transfer or assign grants made under this Plan. If the grant is sold or used as security for a loan, this grant will be immediately cancelled. Upon death, the Participant's Award grant will be transferred pursuant to his or her beneficiary designation, will, or the laws of intestacy (in such order).

      ARTICLE 12. WITHHOLDING TAXES.

            12.1. GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. Any other provision of the Plan notwithstanding, the Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

            12.2. SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by having the Participant surrender all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the most recent trading day before the date when taxes otherwise would be withheld in cash.

      ARTICLE 13. FUTURE OF THE PLAN.

            13.1. TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on August 21, 2001. The Plan shall remain in effect until it is terminated under Section 13.2, except that no ISOs shall be granted after August 20, 2011.

            13.2. AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.

      ARTICLE 14. EXECUTION.

            To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

                                            THE ST. JOE COMPANY


                                            By /s/ Rachelle Gottlieb
                                            ------------------------------------
                                            Rachelle Gottlieb, Vice President of
                                            Human Resources